UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2018

Appliance Recycling Centers of America, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-19621	41-1454591
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

175 Jackson Avenue North, Suite 102, Minneapolis, MN	55343-4565
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 930-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

On March 5, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) of Appliance Recycling Centers of America, Inc. (the “Company”) determined to dismiss Anton & Chia, LLP (“Anton”) as the Company’s independent registered public accounting firm effective immediately.

The audit reports of Anton on the Company’s financial statements for the fiscal year ended December 31, 2016, the only year for which Anton audited the Company’s financial statements, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most recent fiscal year ended December 31, 2016, the only year for which Anton audited the Company’s financial statements, and for the subsequent interim period through March 5, 2018, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with Anton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anton, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements.

During the Company’s fiscal year ended December 31, 2016, the only year for which Anton audited the Company’s financial statements, and for the subsequent interim period through March 5, 2018, there was no “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Anton with a copy of the disclosures it is making in this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that Anton furnish a letter addressed to the SEC stating whether or not it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of that letter, dated March 5, 2018, is filed as Exhibit 16.1 to this report.

Contemporaneous with the dismissal of Anton, the Audit Committee approved the appointment of Weinberg & Company, P.A. as the Company’s new independent registered public accounting firm, effective immediately.

During the Company’s two most recent fiscal years ended January 2, 2016 and December 31, 2016 and for the subsequent interim period through the date of filing this Current Report on Form 8-K, neither the Company, nor anyone on behalf of the Company consulted with Weinberg & Company, P.A. regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description

16.1	Letter of Anton & Chia

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Appliance Recycling Centers of America, Inc.

Date: March 8, 2018	/s/ Tony Isaac
Tony Isaac Chief Executive Officer

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